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                                                                   Exhibit 10.1







                                 PROTARGA, INC.



                             2000 STOCK OPTION PLAN



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                                TABLE OF CONTENTS



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1. Purpose.....................................................................................1

2. Definitions.................................................................................1

3. Term of the Plan............................................................................3

4. Stock Subject to the Plan...................................................................3

5. Administration..............................................................................3

6. Authorization and Eligibility...............................................................4

7. Specific Terms of Options...................................................................4

8. Adjustment Provisions.......................................................................7

9. Settlement of Options.......................................................................8

10. Reservation of Stock.......................................................................10

11. No Special Service Rights..................................................................10

12. Nonexclusivity of the Plan.................................................................11

13. Termination and Amendment of the Plan......................................................11

14. Notices and Other Communications...........................................................11

15. Governing Law..............................................................................11
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                                 PROTARGA, INC.

                             2000 STOCK OPTION PLAN


1.       PURPOSE

         This Plan is intended to encourage ownership of Common Stock by directors, employees and consultants of the Company and its Affiliates and to provide additional incentives for them to promote the success of the Company's business through the grant of Options. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code but not all Options granted hereunder are required to be Incentive Options.

2.       DEFINITIONS

         As used in this Plan the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

         2.1. ACCELERATE, ACCELERATED, and ACCELERATION, when used with respect to an Option, means that as of the time of reference such Option will become exercisable with respect to some or all of the shares of Common Stock for which it was not then otherwise exercisable by its terms.

         2.2. AFFILIATE means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

         2.3. BOARD means the Company's Board of Directors.

         2.4. CHANGE OF CONTROL means (i) the time of approval by the stockholders of the Company of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Stock would be converted into cash, securities or other property, other than a merger in which the holders of Stock immediately prior to the merger will have the same proportionate ownership of common stock of the surviving corporation immediately after the merger as before the merger, (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or (C) adoption of any plan or proposal for the liquidation or dissolution of the Company, or (ii) the date on which any "person" (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Company or a subsidiary or employee benefit plan or trust maintained by the Company or any of its subsidiaries shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of more than 25% of the Stock outstanding at the time, without the prior approval of the Board.

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         2.5. CODE means the Internal Revenue Code of 1986, as amended from time to time, or any statute successor thereto, and any regulations issued from time to time thereunder.

         2.6. COMMITTEE means any committee of the Board delegated by the Board responsibility for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence "Committee" shall mean the Board and all authority and responsibility assigned the Committee under the Plan shall be exercised, if at all, by the Board.

         2.7. COMMON STOCK or STOCK means common stock, par value $.001 per share, of the Company.

         2.8. COMPANY means Protarga, Inc., a corporation organized under the laws of the State of Delaware.

         2.9. GRANT DATE means the date as of which an Option is granted, as determined under Section 7.1.

         2.10. INCENTIVE OPTION means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.11. MARKET VALUE means the value of a share of Common Stock on any date as determined by the Committee.

         2.12. NONSTATUTORY OPTION means any Option that is not an Incentive Option.

         2.13. OPTION means an option to purchase shares of Common Stock.

         2.14. OPTION AGREEMENT means an agreement between the Company and an Optionee setting forth the terms and conditions of the Option.

         2.15. OPTIONEE means a Participant to whom an Option shall have been granted under the Plan.

         2.16. PARTICIPANT means any holder of an outstanding Option under the Plan.

         2.17. PLAN means this 2000 Stock Option Plan of the Company, as amended from time to time.

         2.18. STOCKHOLDERS' AGREEMENT means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto.

         2.19. TEN PERCENT OWNER means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Affiliate).

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Whether a person is a Ten Percent Owner shall be determined with respect to each
Option based on the facts existing immediately prior to the Grant Date of such Option.

3.       TERM OF THE PLAN

         Unless the Plan shall have been earlier terminated by the Board, Options may be granted hereunder at any time in the period commencing on the approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company's shareholders. Options granted pursuant to the Plan within such period shall not expire solely by reason of the termination of the Plan. Options of Incentive Options granted prior to shareholder approval of the Plan are hereby expressly conditioned upon such approval, but in the event of the failure of the shareholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment in accordance with the provisions of Section 8 of the Plan, the aggregate number of shares of Stock that may be issued or transferred pursuant to the Plan will not exceed 200,000 shares, which aggregate number of shares, automatically and without further action, will increase, effective July 1, 2001, and each July 1 thereafter during the term of the Plan, by an additional number of shares of Stock equal to the lesser of (i) five percent (5%) of the total number of shares of Stock issued and outstanding as of the close of business on the immediately preceding June 30 or (ii) such number as the Board may determine. Notwithstanding the foregoing, and subject to adjustment in accordance with the provisions of Section 8 of the Plan, no more than an aggregate of 500,000 shares of Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan. For purposes of applying the foregoing limitations, if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, the shares not purchased by the Optionee shall again be available for Options thereafter to be granted under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.       ADMINISTRATION

         The Plan shall be administered by the Committee; PROVIDED, HOWEVER, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of this Plan pertaining to the Committee's exercise of its authorities hereunder. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all needful determinations with respect to each Option to be granted by the Company under the Plan in addition to any other determination allowed the Committee under the Plan including the director, employee or consultant to receive the Option and the form of Option. In making such determinations, the Committee may take into account the nature

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of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in this Plan shall be final, binding and conclusive on all persons having or claiming any interest under this Plan or an Option awarded pursuant to hereto.

6.       AUTHORIZATION AND ELIGIBILITY

         Pursuant and subject to the terms of this Plan, the Committee may grant from time to time and at any time prior to the termination of the Plan one or more Options, either alone or in combination with any other Options, to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate or any employee of or consultant to one or more of the Company and its Affiliates. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Common Stock covered by Options granted to any one person in any one calendar year exceed 250,000.

         Each grant of an Option shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Option, unless and until such Participant has executed an agreement evidencing the Option, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Option.

7.       SPECIFIC TERMS OF OPTIONS

         7.1. DATE OF GRANT. The granting of an Option shall take place at the time specified in the Option Agreement. Only if expressly so provided in the applicable Option Agreement shall the Grant Date be the date on which the Option Agreement shall have been duly executed and delivered by the Company and the Optionee.

         7.2. EXERCISE PRICE. The price at which shares may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Common Stock on the Grant Date, or not less than 110% of the Market Value of Common Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

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         7.3. OPTION PERIOD. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

         7.4. EXERCISABILITY. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time, PROVIDED the Acceleration of any Incentive Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to such Acceleration.

         7.5. TERMINATION OF ASSOCIATION WITH THE COMPANY. Unless the Committee shall provide otherwise in the grant of a particular Option under the Plan, if the Optionee's employment or other association with the Company and its Affiliates is terminated, whether voluntarily or otherwise and including on an entity ceasing to be an Affiliate of the Company, any outstanding Option of the Optionee shall cease to be exercisable in any respect not later than ninety (90) days following such termination and, for the period it remains exercisable following termination, shall be exercisable only to the extent exercisable at the date of termination. Notwithstanding the foregoing, in the event that the applicable Option Agreement with respect to an Option shall contain specific provisions governing the effect that any such termination shall have on the exercisability of such Option, such provisions in the Option Agreement shall, to the extent that they are inconsistent with the provisions of this Paragraph 7.5, control and deem to supersede the provisions of this Paragraph 7.5. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, PROVIDED that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee's reemployment rights, if any, are guaranteed by statute or by contract.

         7.6. TRANSFERABILITY. Except as otherwise provided in this subsection, Options shall not be transferable, and no Option or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant's rights in any Option may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of a Nonstatutory Option, provide that such Option may be transferred by the recipient to an immediate family member; PROVIDED, HOWEVER, that any such transfer is without payment of any consideration whatsoever and that no transfer of an Option shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, "immediate family member" means an individual's parents, siblings, spouse and issue, spouses of such issue and any trust for the benefit of, or the legal representative of, any of the preceding persons, or any partnership substantially all of the partners of which are one or more of such persons or the Participant.

         7.7. METHOD OF EXERCISE. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 14, specifying the number of shares

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with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, if the Committee had so authorized on the grant of an Incentive Option or on or after grant of an Nonstatutory Option (and subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company) by delivery of shares of Common Stock having a Market Value equal to the exercise price of the shares to be purchased. Payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program maintained by the Company if the Stock becomes traded on an established market. In addition, the Company may, in the sole discretion of the Committee, at the time of grant of an Incentive Option or at the time of grant or thereafter of a Nonstatutory Option, determine that an Optionee may surrender a portion of his Option with respect to vested shares as payment for other shares which have also vested, and in such case the portion of the Option surrendered shall be considered a payment equal to the Market Value of the vested shares being surrendered, less the aggregate exercise price for such shares. The Company may, in the sole discretion of the Committee, at the time of grant of an Incentive Option or at the time of grant or thereafter of a Nonstatutory Option, determine to assist any Optionee in the exercise of one or more Options granted to such Optionee under the Plan, including the satisfaction of any tax obligations arising therefrom, by authorizing the extension of a loan from the Company to such Optionee. The terms of any loan (including the interest rate and terms of repayment) shall be upon such terms as the Committee specifies in the applicable Option Agreement or otherwise deems appropriate at the time such Option Price becomes due and payable. Loans may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee may not exceed the Option Price of the acquired shares of Stock (less the par value of such shares) plus any tax liability incurred by the Optionee in connection with the acquisition of such shares. The Committee may, in its discretion, determine that one or more loans extended under the terms of this paragraph shall be subject to forgiveness by the Company in whole or in part upon such terms and conditions as the Committee may, in its discretion, deem appropriate. Receipt by the Company of such notice and payment shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

         7.8. LIMIT ON INCENTIVE OPTION CHARACTERIZATION. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 MINUS the aggregate Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive

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stock option plan of the Company and its Affiliates, after December 31, 1986.
Any shares of Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

         7.9. NOTIFICATION OF DISPOSITION. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

         7.10. RIGHTS PENDING EXERCISE. An Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock issuable pursuant to his Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to the Optionee or his agent.

         7.11. OPTIONS TO PARTICIPANTS OUTSIDE THE UNITED STATES. The Committee may modify the terms of any Option under the Plan granted to a Participant who is, at the time of grant or during the term of the Option, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Option shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Option to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Option to a Participant who is resident or primarily employed in the United States. An Option may be modified under this Section 7.11 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation.

8.       ADJUSTMENT PROVISIONS

         8.1. ADJUSTMENT FOR CORPORATE ACTIONS. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of May 30, 2000. Subject to Section 8.2, if subsequent to such date the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in
(i) the maximum

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numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Options and (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable).

         8.2. CHANGE IN CONTROL. In the event of a Change in Control any outstanding Option not then exercisable in full shall become exercisable in full. The Committee shall specify a period of time during which Options may be exercised following such Change in Control. Any Options which remain unexercised after the end of such period shall expire.

         8.3. DISSOLUTION OR LIQUIDATION. Upon dissolution or liquidation of the Company, each outstanding Option shall terminate, but the Optionee (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

         8.4. RELATED MATTERS. Any adjustment in Options made pursuant to this
Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Options are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Option shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.

9.       SETTLEMENT OF OPTIONS

         9.1. VIOLATION OF LAW. Notwithstanding any other provision of the Plan, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Common Stock covered by an Option may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

                  (a) the shares are at the time of the issue of such shares effectively registered under the Act; or

                  (b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of

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such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

         9.2. CORPORATE RESTRICTIONS ON RIGHTS IN STOCK. Any Stock to be issued pursuant to Options granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company. Whenever Stock is to be issued pursuant to an Option, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Option (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders' Agreement, if any. In the event of any conflict between the provisions of this Plan and the provisions of the Stockholders' Agreement, the provisions of the Stockholders' Agreement shall control, but insofar as possible the provisions of the Plan and such Agreement shall be construed so as to give full force and effect to all such provisions.

         9.3. INVESTMENT REPRESENTATION. The Company shall be under no obligation to issue any shares covered by any Option unless the shares to be issued pursuant to Options granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

         9.4. REGISTRATION. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Options granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Option, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, if requested in writing by the managing underwriter to the Company, each Optionee agrees that, without the prior written consent of the Company or such managing underwriter, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Common Stock

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acquired pursuant to this Plan during the one hundred-eighty (180) day period commencing on the effective date of the registration statement relating to such underwritten public offering of securities.

         9.5. PLACEMENT OF LEGENDS; STOP ORDERS; ETC. Each share of Common Stock to be issued pursuant to Options granted under the Plan may bear a reference to the investment representation made in accordance with Section 9.3 in addition to any other applicable restriction under the Plan, the terms of the Option and if applicable under the Stockholders' Agreement and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to said Common Stock. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         9.6. TAX WITHHOLDING. Whenever shares of Stock are issued or to be issued pursuant to Options granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Option.

10.      RESERVATION OF STOCK

         The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and such Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.      NO SPECIAL SERVICE RIGHTS

         Nothing contained in the Plan or in any Option Agreement shall confer upon any recipient of an Option any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment or other association with the Company and its Affiliates.

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12.      NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

13.      TERMINATION AND AMENDMENT OF THE PLAN

         The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. No termination or amendment of the Plan may, without the consent of any recipient of an Option granted hereunder, adversely affect the rights of such recipient under such Option.

         The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, provided as amended such Option is consistent with the terms of the Plan, but no such amendment shall impair the rights of the recipient of such Option without his or her consent.

14.      NOTICES AND OTHER COMMUNICATIONS

         Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Option, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

15.      GOVERNING LAW

         The Plan and all Option Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

                            FORM OF OPTION AGREEMENT

                                    PROTARGA

                             2000 STOCK OPTION PLAN

                             Stock Option Agreement


This Agreement dated as of the date set out below between Protarga, Inc., a Delaware corporation (the "Company"), and the individual named and residing at the address set out below (the "Optionee").

     1. GRANT OF OPTION. Pursuant and subject to the Company's 2000 Stock Option Plan, as attached hereto (the "Plan"), the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of the number of shares set out below (the "Optioned Shares") of the common stock, $0.001 par value per share, of the Company (the "Stock"), at a price per share set out below. This Option is granted as of the date specified below (the "Grant Date").

     2. CHARACTER OF OPTION. This Option is intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to the extent indicated below.

     3. DURATION OF OPTION. This Option shall expire on the earliest of (a) the day immediately preceding the tenth anniversary of the Grant Date; (b) the first anniversary of the Optionee's death or permanent disability; and (c) the 90th day following the Optionee's termination of employment with the Company and its Affiliates for any reason other than death or permanent disability.

     Military or sick leave shall not be deemed a termination of employment provided that it does not exceed the longer of 90 days or the period during which the Optionee's reemployment rights are guaranteed by statute or by contract.

     4. EXERCISE OF OPTION. Until its expiration, this Option may be exercised, in the manner specified in Section 7 of the Plan in those increments specified in the tables set out below, in full or in part, at any time on or after the initial exercise date set opposite each such increment; PROVIDED, HOWEVER, that after the termination of the Optionee's employment this Option shall, until its expiration, be exercisable only to the extent exercisable immediately prior to such termination.

     As provided in Sections 7 and 8 of the Plan, however, exercisability of this Option may at any time be accelerated in the discretion of the Committee, and will automatically be accelerated in full in the event of certain "change in control" events as provided in the Plan.

     5. TRANSFER OF OPTIONS. This Option may not be transferred except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, may be exercised only by the Optionee.

     6. INCORPORATION OF PLAN TERMS. This Option is granted subject to all of the applicable terms and provisions of the Plan, including but not limited to the limitations set forth in Section 7 (SPECIFIC TERMS OF OPTIONS) and Section 9 (SETTLEMENT OF OPTIONS).

     7. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian, or other legal representative of the Optionee. This Agreement shall be governed by and interpreted and construed in accordance with the laws of the state of Delaware (without reference to principles of conflicts or choice of law).

     Capitalized terms used but not defined herein shall have the meaning assigned under the Plan.

     Until the Optionee is otherwise advised, notices to the Company, including notice of exercise, shall be given by first class or air mail, postage prepaid, to the Company at 2200 Renaissance Blvd, Suite 450, King of Prussia, PA 19406, with a copy to its Chief Financial Officer at same address, or to such other persons or addresses as the Company may specify by a written notice to the Optionee from time to time.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first below written.


PROTARGA, INC.


By:
    ----------------------------------             ----------------------------
    Title: Chairman, President and CEO             Signature of Optionee

                                                    ---------------------------
                                                    Social Security Number


Optionee's Address:


Date of Agreement and Grant Date:


Number of Optioned Shares subject to
   Non-statutory Stock Options:



Price per Share:




--------------------------------------------------------------------------------
  Optioned Shares subject to
  Non-statutory Stock Options                        Initial Exercise Date
--------------------------------------------------------------------------------



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